Accrued Expenses and Other Current Liabilities - Summary of Accrued Expenses And Other Current Liabilities (Detail) - CNY (¥) ¥ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Payables and Accruals [Abstract]
Advertising and promotional expenses	¥ 32,849	¥ 33,808
Professional service fees	7,690	7,719
Payable for property, equipment and leasehold improvement, net	681	1,526
Accrued sales rebates for advertising business	2,660	3,286
Accrued legal cost	4,863	1,101
Others	4,743	3,607
Total	¥ 53,486	¥ 51,047